EXHIBIT 99.1

                             JOINT FILING AGREEMENT

      This will confirm the agreement by and among all the undersigned that the
Schedule 13G filed on or about this date and any amendments thereto with respect to the beneficial ownership by the undersigned of the Common Stock, no par value per share, of Orion Energy Systems, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1). This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  March 26, 2008

                                         GE CAPITAL EQUITY INVESTMENTS, INC.

                                         By:  /s/  Michael J. Donnelly
                                         --------------------------------------
                                         Name:   Michael J. Donnelly
                                         Title:  Managing Director


                                         GENERAL ELECTRIC CAPITAL CORPORATION

                                         By:  /s/  Barbara A. Lane
                                         --------------------------------------
                                         Name:   Barbara A. Lane
                                         Title:  Attorney-in-fact*


                                         GENERAL ELECTRIC CAPITAL SERVICES, INC.

                                         By:  /s/  Barbara A. Lane
                                         --------------------------------------
                                         Name:   Barbara A. Lane
                                         Title:  Attorney-in-fact*


                                         GENERAL ELECTRIC COMPANY

                                         By:  /s/  Barbara A. Lane
                                         --------------------------------------
                                         Name:   Barbara A. Lane
                                         Title:  Attorney-in-fact*


* Power of Attorney appointing Barbara A. Lane as agent and attorney-in-fact for General Electric Capital Corporation, General Electric Capital Services, Inc., and General Electric Company, dated December 19, 2007, December 19, 2007, and January 1, 2007, respectively (incorporated by reference to Exhibits 24.1, 24.2 and 24.3, respectively, filed with Amendment No. 1 to Schedule 13G with respect to Centerplate, Inc., filed on February 13, 2008).